UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): September 10, 2008
                                                        ------------------

                       INFORMATION ARCHITECTS CORPORATION
                       ----------------------------------
               (Exact Name of Registrant as Specified in Charter)


        NORTH CAROLINA              000-22325                    87-0399301
        --------------              ---------                    ----------
(State or Other Jurisdiction       (Commission                 (IRS Employer
      of Incorporation)            File Number)              Identification No.)


             1420 NW 23RD AVENUE, FT. LAUDERDALE, FL           33311
             ---------------------------------------         ----------
             (Address of Principal Executive Offices)        (Zip code)


        Registrant's telephone number, including area code (954) 561-7321
                                                           --------------


          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13c-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On September 10, 2008, Jon Randolf Grinter resigned as President and Director. On September 10, 2008, Steven Adelstein was appointed Chief Executive Officer and Director.


ITEM 9.01 EXHIBITS

Number    Description
------    -----------
99.1 Announcement to shareholders from Steven Adelstein, Chief Executive Officer and Director dated September 16, 2008.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       INFORMATION ARCHITECTS CORPORATION
                                       (Registrant)


Date: September 16, 2008               By: /s/ Steven Adelstein
                                           --------------------
                                           Steven Adelstein
                                           Chief Executive Officer and Director

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